GUIDESTONE FUNDS
Supplement dated May 25, 2021
to
Prospectus dated May 1, 2021
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  FEES AND EXPENSES CHANGES FOR THE MYDESTINATION 2015 FUND
Under the heading “Fees and Expenses” for the MyDestination 2015 Fund, on page 4, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.11%	0.11%
Other expenses	0.04%	0.29%
Acquired fund fees and expenses	0.44%	0.44%
Total annual Fund operating expenses	0.59%	0.84%
Fee waiver(2)	(0.09%)	(0.09%)
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)
The management fee has been restated to reflect the estimated management fee for the current fiscal year.
(2)
The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2022. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.
Under the heading “Fees and Expenses” for the MyDestination 2015 Fund, on page 4, the Expense Example table is deleted in its entirety and replaced with the following:
	Institutional Class	Investor Class
1 Year	$51	$77
3 Years	$180	$259
5 Years	$320	$457
10 Years	$729	$1,029
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II.  SUB-ADVISER CHANGE FOR THE LOW-DURATION BOND FUND
Effective May 25, 2021, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) will become new sub-subadvisers to the Low-Duration Bond Fund.
In the section “Sub-Advisers and Portfolio Managers” for the Low-Duration Bond Fund, on page 78, the disclosure for BlackRock Financial Management Inc. (“BFM”) is deleted in its entirety and replaced with the following:

BlackRock Financial Management, Inc., BlackRock International Limited and BlackRock (Singapore) Limited
Akiva Dickstein Managing Director	Since November 2020
Scott MacLellan, CFA Director	Since July 2008
Bob Miller Managing Director	Since November 2020
Under the heading “Sub-Advisers,” the disclosure pertaining to BFM for the Low-Duration Bond Fund, beginning on page 192, is deleted in its entirety and replaced with the following:
BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) are located at 55 East 52nd Street, New York, New York 10055, Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, and at Twenty Anson, 20 Anson Road, #18-01, Singapore, Singapore 079912, respectively. BFM, BIL and BSL, founded in 1994, 1995 and 2000, respectively, are indirect wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $9.0 trillion in assets under management as of March 31, 2021. BFM’s assigned portion of the Low-Duration Bond Fund is managed by a team of investment professionals who have day-to-day management responsibility of the portfolio account: Akiva Dickstein, Managing Director; Scott MacLellan, CFA, Director; and Bob Miller, Managing Director. BFM has engaged BIL and BSL to serve as sub-subadvisers and provide, or assist in providing, investment management services to the Low-Duration Bond Fund portfolio account. In addition, the investment team's resources include over 200 sector specialists dedicated to fundamental fixed income responsible for sector oversight, research, analysis, security selection and trade execution. Messrs. Dickstein, MacLellan and Miller are senior portfolio managers and have been with the firm for more than five years.
III.  CHANGE TO MANAGEMENT OF THE FUNDS
Under the heading “Adviser,” the last paragraph on page 191 is deleted in its entirety and replaced with the following:
The shareholder servicing agent, Adviser and/or Sub-Adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser and/or Sub-Adviser. There is no guarantee that the Money Market Fund will maintain a positive yield.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated May 25, 2021
to
Statement of Additional Information (“SAI”) dated May 1, 2021
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  SUB-ADVISER CHANGE FOR THE LOW-DURATION BOND FUND
Effective May 25, 2021, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) will become new sub-subadvisers to the Low-Duration Bond Fund.
In the section entitled Control Persons of Sub-Advisers for the Low-Duration Bond Fund, on page 69, the disclosure for BlackRock Financial Management Inc. (“BFM”) is deleted in its entirety and replaced with the following:
BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) are located at 55 East 52nd Street, New York, New York 10055, Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, and at Twenty Anson, 20 Anson Road, #18-01, Singapore, Singapore 079912, respectively: BlackRock Financial, BIL and BSL are indirect wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $9.0 trillion in assets under management as of March 31, 2021. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.
In the section disclosing Portfolio Manager Compensation, beginning on page 88, the disclosure pertaining to BFM is deleted in its entirety and replaced with the following:
BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and together with BlackRock Financial and BIL, “BFM”). BFM’s financial arrangements with its portfolio managers, competitive compensation and career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc. (“BlackRock”).
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s chief investment officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed
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income funds is measured on a pre-tax and/ or after-tax basis over various time periods including one-, three- and five-year periods, as applicable.
With respect to these portfolio managers, such benchmarks for the funds and other accounts include the following:
Portfolio Manager	Applicable Benchmarks
Akiva Dickstein
A combination of market-based indices (e.g., Bloomberg Barclays US Aggregate
Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays
Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Scott MacLellan	A combination of market-based indexes (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indexes and certain fund industry peer groups.
Bob Miller	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock stock awards are generally granted in the form of BlackRock restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock common stock. Messrs. Dickstein, MacLellan and Miller have deferred BlackRock stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans. BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3% to 5% of eligible compensation up to the IRS limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, the firm’s affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of the firm’s affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or the firm’s affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of the firm’s affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, MacLellan and Miller may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, MacLellan and Miller may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
In the “Appendix C – Descriptions of Proxy Voting Policies and Procedures,” the disclosure pertaining to BFM is deleted in its entirety and replaced with the following:
BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and together with BlackRock Financial and BIL, “BlackRock”). BlackRock votes (or refrains from voting) proxies for each client for which the firm has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of the firm’s independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the client, the client’s affiliates (if any), BlackRock or BlackRock’s affiliates.
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees (“Committees”). The

Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.
As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committees determine that the costs (including, but not limited to, opportunity costs associated with share blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the portfolio manager of an account, in consultation with the Corporate Governance Group, may determine that the specific circumstances of an account require that account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the accounts they manage based on their analysis of the economic impact of a particular ballot item.
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a fund or a fund’s affiliates. BlackRock manages most conflicts through the structural separation of the Corporate Governance Group from employees with sales responsibilities. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.
Clients that have not granted BlackRock voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers. BlackRock generally does not provide proxy voting recommendations to clients who have not granted BlackRock voting authority over their securities.
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a fund or a fund’s affiliates. BlackRock manages most conflicts through the structural separation of the Corporate Governance Group from employees with sales responsibilities. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.
Clients that have not granted BlackRock voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers. BlackRock generally does not provide proxy voting recommendations to clients who have not granted BlackRock voting authority over their securities.
II.  CHANGE TO MANAGEMENT OF THE FUNDS
In the section entitled Advisory Fees, the second paragraph on page 66 is deleted in its entirety and replaced with the following:
The shareholder servicing agent, Adviser and/or Sub-Adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser and/or Sub-Adviser. There is no guarantee that the Money Market Fund will maintain a positive yield.
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III.  CHANGE TO OTHER ACCOUNTS MANAGED
The Other Accounts Managed table, beginning on page 78, is amended as follows to update the disclosure for BFM. The information is current as of December 31, 2020.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
BlackRock Financial Management, Inc., BlackRock International Limited and BlackRock (Singapore) Limited
Akiva Dickstein	24	$29,090	27	$9,910	266	$101,600	N/A	N/A	N/A	N/A	6	$2,170
Scott MacLellan, CFA	12	$ 16,050	16	$ 4,360	134	$ 56,320	N/A	N/A	N/A	N/A	2	$ 877
Bob Miller	18	$ 79,970	17	$ 22,330	16	$ 4,920	N/A	N/A	1	$ 2,700	6	$3,070
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE